UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2005
(Date of earliest event reported)

_________________________

TRANSACTION SYSTEMS ARCHITECTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

224 South 108th Avenue,
Omaha, Nebraska 68154
(Address of principal executive offices, including zip code)

(402) 334-5101
(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2005, the Company entered into a Fifth Amended and Restated Employment Agreement (the “Employment Agreement”) with Gregory D. Derkacht. The Employment Agreement amends and restates the Fourth Amended and Restated Employment Agreement dated August 5, 2005 (the “Original Agreement”). Pursuant to the Employment Agreement, the Company will pay Mr. Derkacht a base salary at the rate of $360,000 per year through December 31, 2005. Thereafter, through the remaining term of the Employment Agreement, the Company shall have no obligation to pay Mr. Derkacht a base salary. The term of the Employment Agreement expires February 28, 2006. All other terms of the Employment Agreement and exhibits thereto are substantially the same as set forth in the Original Agreement.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2005, the Company amended its Amended and Restated Bylaws to add provisions providing the following:

(a)  that the stockholders of the Company may take corporate action without a meeting if a written consent(s) signed by holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such corporate action at a meeting of the stockholders is delivered to the Company;

(b) no corporate action taken by written consent without a meeting shall be effective until the inspector(s) of election appointed by the Company’s Board of Directors certifies that the written consent(s) delivered to the Company represent the minimum number of votes that would be necessary to authorize or take such corporate action at a meeting; and

(c) any stockholder seeking to act by written consent shall submit to the Company a written request for the Board of Directors to fix a record date in order for the Company to determine the stockholders entitled to consent to such corporate action without a meeting, and that the Board of Directors must adopt a resolution fixing the record date within 10 days of the date on which the request is received.

A copy of the Company’s Amended and Restated Bylaws is being filed as Exhibit 3.1 to this Current Report on Form 8-K/A and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as amended December 21, 2005
10.1	Fifth Amended and Restated Employment Agreement dated as of December 21, 2005 between Transaction Systems Architects, Inc. and Gregory D. Derkacht (with exhibits)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.
Date: December 22, 2005	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as amended December 21, 2005
10.1	Fifth Amended and Restated Employment Agreement dated as of December 21, 2005 between Transaction Systems Architects, Inc. and Gregory D. Derkacht (with exhibits)